UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 7, 2018

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
No. 1 Leggett Road, Carthage, MO		64836
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On November 7, 2018, Leggett & Platt, Incorporated (the “Company”) received a notice required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 from the plan administrator of the Leggett & Platt, Incorporated Stock Bonus Plan (the “Stock Bonus Plan”). The notice is required due to the necessity of the record keeper for the Stock Bonus Plan to temporarily suspend activity in the Stock Bonus Plan’s Leggett common stock, as well as all other investment alternatives, in order to administratively process the merger of the Stock Bonus Plan with and into the Company’s 401(k) Plan. The merger will be effective December 31, 2018. On November 9, 2018, the Company sent to its directors and officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, the notice required by Rule 104 of Securities and Exchange Commission Regulation Blackout Trading Restriction (“BTR”) of a blackout period restricting trading in the Company’s common stock, $.01 par value, by such directors and officers, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The blackout trading period is expected to begin on December 26, 2018 at 3:00 p.m. Central Time and end during the calendar week of January 6 – 12, 2019. The Company’s common stockholders or other interested persons may obtain, without charge, the actual beginning and ending dates of the blackout period (during the blackout period and for a period of two years after the ending date of the blackout period) by contacting Scott S. Douglas, Senior Vice President – General Counsel & Secretary, Leggett & Platt, Incorporated, No. 1 Leggett Road, Carthage, Missouri 64836, or by calling (800) 888-4569.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX
Exhibit Number	Description

99.1	Regulation BTR Notice dated November 9, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: November 9, 2018	By:	/s/ SCOTT S. DOUGLAS
Scott S. Douglas
Senior Vice President — General Counsel & Secretary

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